UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                       001-15511                95-4580642
          --------                       ---------                ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


      1675 Broadway, Suite 2450, Denver, Colorado                   80202
      -------------------------------------------                   -----
       (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (303) 825-3748


                                 Not Applicable
             -------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities

     On October 20, 2005, PYR Energy Corporation (the "Company") announced that it has completed a private offering of an aggregate of 6,275,000 shares of the Company's common stock to a limited number of accredited investors. The issuance of the Shares is exempt pursuant to Sections 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act"), including Rule 506 of Regulation D of the Act, and is being made only to "accredited investors" as that term is defined under the Act. Pursuant to the terms of the private offering, the Company agreed to file, no later than 75 days after the date of the acceptance by the Company of the first subscription to purchase shares in the private offering, a registration statement with the Securities and Exchange Commission to register the resale or other transfer of the Shares by the purchasers under the Act.

     As more fully described in the Company's Current Reports on Form 8-K filed with the Securities and Exchange Commission on October 5, 2005 and October 13, 2005, the Company had sold an aggregate of 5,375,000 Shares pursuant to the Private Offering as of October 6, 2005. On October 20, 2005, the Company closed on the sale of an additional 900,000 Shares at a price per Share of $1.30 to a total of seven accredited investors for a total aggregate purchase price of $1,170,000. These purchasers also are entitled to the registration rights described above.

     The Company is obligated to pay commissions in the form of $102,375 and warrants to purchase 52,500 shares of the Company's common stock in connection with the private offering. The warrants and commissions were paid only with respect to sales made on or after October 6, 2005.

     The Company anticipates that the proceeds from the Private Offering will be used for oil and gas exploration, development and acquisition activities including drilling both exploration and development prospects, possible shooting and/or acquisition of seismic data, and possible acquisition of undeveloped and/or development acreage and working capital.

Item 7.01     Regulation FD Disclosure

     On October 20, 2005, the Company issued a press release entitled "PYR Energy Completes $8.157 Million Private Equity Placement; Provides Operations Update." The release is attached at Exhibit 99.1

Item 9.01     Financial Statements and Exhibits

     Exhibits. The following exhibits are filed herewith:

          99.1 PYR Energy Completes $8.157 Million Private Equity Placement; Provides Operations Update

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 26, 2005                      PYR ENERGY CORPORATION



                                             By: /s/ D. Scott Singdahlsen
                                             -----------------------------------
                                             D. Scott Singdahlsen
                                             Chief Executive Officer and
                                             President